Restructuring	12 Months Ended
Dec. 31, 2011
Restructuring
Restructuring

13                                  Restructuring

The Company revised its operating plan during 2008 in order to concentrate the Company’s resources on the advancement of its lead drug, sapacitabine, while maintaining the Company’s core competency in drug discovery and cell cycle biology. The plan was completed in 2009 and reduced the workforce across all locations by 51 people. During 2009, the Company recorded approximately $0.4 million for severance payments all of which were paid as of December 31, 2009. Accelerated depreciation amounting to $0.2 million was also charged to the consolidated statement of operations as a result of assets being identified that were no longer being utilized. As part of the 2009 restructuring activities, the Company vacated its laboratory facility in Cambridge, England. The Company assigned the lease of its redundant Cambridge research facility back to the landlord and, in accordance with the terms of the lease, incurred a net charge, incorporating a surrender fee, of $0.1 million.

In addition, the Company inherited provisions for termination benefits, lease restructuring, asset impairment and sales tax assessment from its acquisition of Xcyte in 2006. The sales tax assessment was settled in 2009 and the lease expired in 2010.

The table below presents a summary of and reconciliation of those provisions for the years ended December 31, 2009 and 2010:

	Lease restructuring charges	Sales tax assessment	Total
	$000	$000	$000
Balance at December 31, 2009	1,062	—	1,062
Cash payments	(1,104)	—	(1,104)
Adjustments for lease-related deferred expenses and liabilities	42	—	42
Balance at December 31, 2010	—	—	—